UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 19, 2016

CARE CAPITAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37356	37-1781195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 N. Wacker Drive, Suite 1200, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 881-4700

N/A

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On December 19, 2016, Care Capital Properties, Inc. (the “Company”) and Care Capital Properties, LP (“Care Capital LP”) entered into an Equity Distribution Agreement (the “Agreement”) with Morgan Stanley & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Jefferies LLC, J.P. Morgan Securities LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated and UBS Securities LLC (collectively, the “Managers”), pursuant to which the Company may offer and sell through the Managers, from time to time, shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), having an aggregate gross sales price of up to $250,000,000 (the “Shares”).  Sales, if any, of Shares will be made primarily in “at-the-market” offerings, as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the New York Stock Exchange, the existing trading market for the Common Stock, or sales made to or through a market maker or through an electronic communications network.  Sales of Shares may also be made in privately negotiated transactions.

The Company intends to use the net proceeds from the offering of any Shares for general corporate purposes, including to fund acquisitions and investments and to repay indebtedness.

The Shares will be offered and sold pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-213616) (the “Registration Statement”) previously filed by the Company under the Securities Act, which Registration Statement became effective automatically upon filing with the Securities and Exchange Commission on September 13, 2016.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 1.1 and incorporated in this Item 8.01 by reference.

The representations, warranties and covenants contained in the Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties.  Accordingly, the representations and warranties in the Agreement are not necessarily characterizations of the actual state of facts about the Company, Care Capital LP and their subsidiaries at the time they were made or otherwise and should be read only in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission.  Investors are not third-party beneficiaries of, and should not rely upon, such representations, warranties and covenants.

Item 9.01.             Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(d)  Exhibits:

Exhibit Number	Description
1.1	Equity Distribution Agreement, dated December 19, 2016, among the Company, Care Capital LP and the Managers.

5.1	Opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included in its opinion filed as Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARE CAPITAL PROPERTIES, INC.

Date: December 19, 2016	By:	/s/ Kristen M. Benson
Kristen M. Benson
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1	Equity Distribution Agreement, dated December 19, 2016, among the Company, Care Capital LP and the Managers.

5.1	Opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included in its opinion filed as Exhibit 5.1).